UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2019

PLATINUM EAGLE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38343	98-1378631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2121 Avenue of the Stars, Suite 2300

Los Angeles, CA 90067

(Address, including zip code, of principal executive offices)

(310) 209-7280

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 6, 2019, Platinum Eagle Acquisition Corp., a Cayman Islands exempted company (the “Company”), held an extraordinary general meeting (the “Extraordinary General Meeting”). At the Extraordinary General Meeting, the Company’s shareholders approved the Target Hospitality Corp. 2019 Incentive Award Plan (the “Incentive Plan”). A description of the material terms of the Incentive Plan is included in the Company’s final prospectus (the “Prospectus”) filed with the Securities and Exchange Commission on February 19, 2019 pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), which description is incorporated herein by reference. Such description does not purport to be complete and is qualified in its entirety by reference to the full text of the Incentive Plan, which is attached as Annex F to the Prospectus and is also incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Extraordinary General Meeting, a total of 34,042,624 (83.80%) of the Company’s issued and outstanding Class A ordinary shares and Class B ordinary shares held of record as of January 17, 2019, the record date for the Extraordinary General Meeting, were present either in person or by proxy, which constituted a quorum. The Company’s shareholders voted on the following proposals at the Extraordinary General Meeting, each of which was approved. The final vote tabulation for each proposal is set forth below. There were no broker non-votes cast on any of the proposals.

1.	Business Combination Proposal: To approve by ordinary resolution and adopt (i) the agreement and plan of merger, dated as of November 13, 2018 (as amended, the “Target Merger Agreement”), by and among the Company, Topaz Holdings LLC (f/k/a Topaz Holdings Corp.), Algeco Investments B.V. (“Algeco Seller”), Arrow BidCo, LLC (“Arrow Bidco”) and Algeco US Holdings LLC (“Target Parent”), the owner of Target Logistics Management, LLC (“Target Lodging”), pursuant to which Target Parent will merge with and into Arrow Bidco, with Arrow Bidco surviving the merger, and (ii) the agreement and plan of merger, dated as of November 13, 2018 (as amended, the “Signor Merger Agreement” and, together with the Target Merger Agreement, the “Merger Agreements”), by and among the Company, Signor Merger Sub LLC (f/k/a Signor Merger Sub Inc.) (“Signor Merger Sub”), Arrow Holdings S.a.r.l. (“Arrow Seller”) and Arrow Parent Corp. (“Signor Parent”), the owner of Arrow Bidco and owner of RL Signor Holdings, LLC (“Signor Lodging”), pursuant to which Signor Merger Sub will merge with and into Signor Parent, with Signor Parent, as sole parent of Arrow Bidco, surviving the merger (the transactions contemplated by the Merger Agreements, the “business combination”):

Votes For	Votes Against	Abstentions
31,685,647	2,356,977	0

2.	Domestication Proposal: To approve by special resolution, assuming the Business Combination Proposal is approved and adopted, the change of the Company’s jurisdiction of incorporation from the Cayman Islands to the State of Delaware by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware:

Votes For	Votes Against	Abstentions
31,685,647	2,356,977	0

3.	Organizational Documents Proposal A: To approve the provision in Target Hospitality Corp.’s (“Target Hospitality”) proposed amended and restated certificate of incorporation (the “Proposed Charter”) changing the authorized share capital from $40,100 divided into 380,000,000 Class A ordinary shares, par value $0.0001 per share (“Class A ordinary shares”), 20,000,000 Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares”), and 1,000,000 preferred shares, par value $0.0001 per share (“preferred shares”), to authorized capital stock of 401,000,000 shares, consisting of (x) 400,000,000 shares of common stock, par value $0.0001 per share (“Target Hospitality common stock”) and (y) 1,000,000 shares of preferred stock:

Votes For	Votes Against	Abstentions
31,685,647	2,356,977	0

4.	Organizational Documents Proposal B: To approve the provision in Target Hospitality’s proposed bylaws (the “Proposed Bylaws”) authorizing that only the board of directors, chairperson of the board of directors or the chief executive officer may call a meeting of stockholders:

Votes For	Votes Against	Abstentions
28,226,658	5,715,966	100,000

5.	Organizational Documents Proposal C: To approve all other changes in connection with the replacement of the current amended and restated memorandum and articles of association of the Company with the Proposed Charter and Proposed Bylaws as part of the closing of the business combination, including, among other things, (i) changing the post-business combination corporate name from “Platinum Eagle Acquisition Corp.” to “Target Hospitality Corp.” and making Target Hospitality’s corporate existence perpetual, (ii) adopting Delaware as the exclusive forum for certain stockholder litigation, (iii) granting a waiver regarding corporate opportunities to Target Hospitality’s non-employee directors and (iv) removing certain provisions related to our status as a blank check company that will no longer apply upon consummation of the business combination, all of which the Company’s board of directors believe are necessary to adequately address the needs of Target Hospitality after the business combination:

Votes For	Votes Against	Abstentions
30,706,649	3,335,975	0

6.	Stock Issuance Proposal: To approve by ordinary resolution, for the purposes of complying with the applicable listing rules of The Nasdaq Stock Market (“Nasdaq”), the issuance of (x) shares of Target Hospitality common stock to (i) Algeco Seller pursuant to the terms of the Target Merger Agreement, (ii) Arrow Seller pursuant to the terms of the Signor Merger Agreement, and (y) Class A ordinary shares to certain institutions and accredited investors pursuant to the terms of those certain subscription agreements entered into by and the investors party thereto:

Votes For	Votes Against	Abstentions
31,685,647	2,356,977	0

7.	Incentive Award Plan Proposal: To approve by ordinary resolution, the Incentive Plan:

Votes For	Votes Against	Abstentions
31,684,522	2,356,977	1,125

Item 7.01. Regulation FD Disclosure.

In connection with the business combination, on March 6, 2019, Arrow Bidco issued a press release announcing the launch of its offering of $340 million in aggregate principal amount of senior secured notes due 2024 (the “Notes”). The proceeds of the offering of the Notes will be used, together with funds from other sources, to: (i) fund the business combination, (ii) prepay certain existing third-party and intercompany indebtedness, (iii) pay fees and expenses incurred in connection with the business combination and (iv) provide cash for the combined company’s balance sheet. After giving effect to the business combination, Arrow Bidco will be the direct parent of Target Lodging and Signor Lodging and an indirect, wholly-owned subsidiary of the Company.

A copy of the press release issued by Arrow Bidco is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the Notes. The Notes have not been registered under the Securities Act, or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption therefrom.

In addition, on March 6, 2019, the Company issued a press release announcing that its shareholders voted to approve the business combination at the extraordinary general meeting of its shareholders held on March 6, 2019, a copy of which is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

The information reported in this Item 7.01, including the material attached hereto as Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Information Concerning Forward-Looking Statements

The Company makes forward-looking statements in this report within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events. These statements may be preceded by, followed by or include the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s, Target Lodging’s or Signor Lodging’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. These forward-looking statements include, without limitation, the offering of the Notes and the use of proceeds therefrom. Important factors, among others, that may affect actual results or outcomes include the inability to complete the business combination (including due to the failure to satisfy certain closing conditions); the inability to recognize the anticipated benefits of the proposed business combination; the inability to meet Nasdaq listing standards; costs related to the business combination; Target Hospitality’s ability to manage growth; Target Hospitality’s ability to execute its business plan and meet its projections; Target Hospitality’s ability to identify, consummate and integrate acquisitions; rising costs adversely affecting Target Hospitality’s profitability; potential litigation involving the Company, Target Lodging, Signor Lodging, or after the closing, Target Hospitality; general economic and market conditions impacting demand for Target Lodging’s products and services, and in particular economic and market conditions in the oil industry in the markets in which Target Hospitality operates; and such other risks and uncertainties as are discussed in the definitive proxy statement/prospectus relating to the business combination, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC. None of the Company, Target Lodging or Signor Lodging undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Form of Target Hospitality Corp. 2019 Incentive Award Plan (incorporated by reference to Exhibit 10.10 to the Company's Registration Statement on Form S-4 (File No. 333-228363) filed with the SEC on February 12, 2019).
99.1	Press Release issued by Arrow Bidco.
99.2	Press Release issued by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Platinum Eagle Acquisition Corp.

	By:	/s/ Eli Baker
Dated: March 7, 2019		Name: Eli Baker
Title: President, Chief Financial Officer and Secretary